Exhibit (a)(1)(B)


                              LETTER OF TRANSMITTAL
                                       AND
              ASSIGNMENT OF PARTNERSHIP INTEREST FOR THE TENDER OF
          UNITS OF LIMITED PARTNERSHIP INTEREST IN SECURED INCOME L.P.
           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 30, 2004
                          AND REVISED OCTOBER 14, 2004


                            THE OFFER TO PURCHASE AND
                WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                 NEW YORK CITY TIME, ON OCTOBER 28, 2004, UNLESS
                              THE OFFER IS EXTENDED




              The Depositary & Information Agent for the Offer is:

                              The Bank of New York
                                  P.O. Box 7090
                               Troy, MI 48007-7090
                            Toll Free: 1-888-382-6955
                            Facsimile: (646) 835-8487


      IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL, PLEASE CALL THE BANK OF NEW YORK, TOLL FREE AT 1-888-382-6955.

      DELIVERY OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY) OR ANY OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. DELIVERY OF DOCUMENTS TO THE BANK OF NEW YORK IN ACCORDANCE WITH THE BANK OF NEW YORK'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

               PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

      The undersigned hereby tenders to West Putnam Housing Investors III LLC, a Delaware limited liability company (the "Purchaser"), the number of the undersigned's units of limited partnership interest ("Units") in Secured Income L.P., a Delaware limited partnership (the "Partnership"), specified below, at a price of $32.00 per Unit (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the offer to purchase dated September 30, 2004 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any supplements or amendments, collectively constitute the "Offer"). The undersigned understands and agrees that the Purchase Price will automatically be reduced by the aggregate amount of distributions per Unit, if any, made by the Partnership on or after September 30, 2004 and prior to the date on which the Purchaser pays for the Units purchased pursuant to the Offer. Holders of Units ("Unit Holders") who tender their Units will not be obligated to pay any commissions or Partnership transfer fees with respect to the sales of Units pursuant to the Offer, which commissions and Partnership transfer fees, if any, will be borne by the Purchaser. The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase Units tendered pursuant to the Offer.

      Subject to and effective upon acceptance for payment of and payment for the Units tendered hereby, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Units tendered hereby. The undersigned understands that upon acceptance for payment of and payment for the tendered Units, the Purchaser will be entitled to seek admission to the Partnership as a substituted Unit Holder in substitution for the undersigned as to all the tendered Units.

      The undersigned irrevocably appoints the Purchaser and its managing member and designees (each, an "Agent") as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights with respect to the Units tendered by the undersigned and purchased by the Purchaser. Such power of attorney and proxy shall be considered coupled with an interest in the tendered Units and is irrevocable. When the Units tendered hereby are accepted for payment pursuant to the Offer, all prior proxies and powers given by the undersigned with respect to the Units will, without further action, be revoked, and no subsequent proxies or powers may be given (and, if given, will not be effective). Each of the Agents will, with respect to the Units, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper, whether at any meeting of the Partnership's Unit Holders, by written consent or otherwise, subject to the restrictions in the Amended and Restated Agreement of Limited Partnership (the "Limited Partnership Agreement"). The foregoing proxy and power may be exercised by the Purchaser or any of the other persons referred to above acting alone.

      In addition to and without limiting the generality of the foregoing, the undersigned hereby irrevocably (a) appoints each of the Agents as the undersigned's attorneys-in-fact, each with full power of substitution, with an irrevocable instruction to each Agent to execute all or any instruments of transfer and/or other documents in such Agent's discretion in relation to the Units tendered hereby and accepted for payment by the Purchaser, and to take all such other actions as may in the opinion of such Agent be necessary or expedient for the purpose of, or in connection with, the undersigned's acceptance of the Offer and to vest in the Purchaser, or as it may direct, those Units, effective when and only to the extent that the Purchaser accepts the tendered Units for payment; (b) authorizes and requests the Partnership and its general partners (the "General Partners") to take any and all acts as may be required to effect the transfer of the undersigned's Units to the Purchaser (or its designee) and admit the Purchaser (or its designee) as a substituted Unit Holder in the Partnership; (c) assigns to the Purchaser and its assigns all of the right, title and interest of the undersigned in and to any and all distributions made by the Partnership from and after the date on which the Purchaser pays for the Units tendered by the undersigned; (d) grants to the Purchaser and its assigns the right to receive any and all distributions made by the Partnership on or after the date on which the Purchaser pays for the Units tendered by the undersigned (regardless of the record date for any such distribution), and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units; (e) empowers any of the Agents to execute and deliver to the General Partners a change of address form instructing the General Partners to send any and all future distributions to the address specified in the form, and to endorse any check payable to or upon the order of such Unit Holder representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case in the name and on behalf of the tendering Unit Holder; and (f) agrees not to exercise any rights pertaining to the Units without the prior consent of the Purchaser.

      The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby and that when the same are purchased by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby.

      The undersigned understands that a tender of Units pursuant to the procedures described in the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      THIS TENDER IS IRREVOCABLE, EXCEPT THAT UNITS TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AS DESCRIBED IN SECTION 4 OF THE OFFER TO PURCHASE.


              PLEASE COMPLETE ALL OF THE APPLICABLE BOXES BELOW.

-------------------------------------------------------------------------------------------------
             MAILING ADDRESS                        Description Of Certificate(s)
                                                            Being Tendered
                                                           (Please fill in)
-------------------------------------------------------------------------------------------------
                   (1)                           (2)                (3)                (4)

Name(s) and Address(es) of Unit Holder(s)    Certificate       Total Number         Number of
as Shown on the Records of Secured Income     Number(s)         of Units           Units being
L.P.                                                          Represented by       Tendered (if
                                                             the Certificate      less than all)
                                                                                     From Each
                                                                                   Certificate
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                              (Attach
                                              separate
                                            schedule if
                                             necessary)                           Total
-------------------------------------------------------------------------------------------------

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 AND FIRPTA AFFIDAVIT SET FORTH BELOW.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      Please issue checks in the amount of the Purchase Price to which the undersigned is entitled pursuant to the Offer in the name and to the address indicated on the records of Secured Income L.P. unless otherwise indicated under Special Payment Instructions or Special Delivery Instructions below.


-----------------------------------------------------------------------------------------
             SPECIAL PAYMENT                          SPECIAL DELIVERY INSTRUCTIONS
              INSTRUCTIONS
-----------------------------------------------------------------------------------------
        Do not complete unless check(s)                   Do not complete unless
for the Purchase Price are to be issued          check(s) for the Purchase Price are to
to someone other than the registered             be mailed to someone other than the
owner(s).  (See Instruction 1)                   registered owner(s) or to an address
                                                 different from the address to which
                                                 this Assignment of Partnership
                                                 Interest was sent.  (See Instruction 1)


-----------------------------------------------------------------------------------------
Issue check to:                                  Mail check to:
-----------------------------------------------------------------------------------------

Name:____________________________________        Name:__________________________________
             (Please Print)                                  (Please Print)

Address:_________________________________        Address:_______________________________

_________________________________________        _______________________________________
               (Zip Code)                                      (Zip Code)

Tax Identification or Social Security Number:

_______________________________________

-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SIGNATURE(S)

                                                        Dated ____________, 2004

The undersigned hereby tenders and gives its consent with respect to the number of Units specified above pursuant to the terms of the Offer.

SIGN________________________________________________________________________

HERE________________________________________________________________________

    ________________________________________________________________________
                   (Signature(s) of Registered Unit Holder(s))

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) being surrendered or by person(s) authorized to become registered owner(s) by certificates and documents delivered with this Letter of Transmittal or by other authorized person(s). If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. (See Instructions 1 and 5)

Name(s)_____________________________________________________________________


                                 (Please Print)
Capacity_____________________________________________________________________
                                                                    Zip Code
Tax Identification or Social Security No.____________________________________
                                                     (See Form W-9)
Area Code and Telephone Number_______________________________________________

                            Guarantee of Signature(s)
                               (See Instruction 1)

Authorized Signature:________________________________________________________

Name:________________________________________________________________________

Name of Firm:________________________________________________________________

Title:_______________________________________________________________________

Address:_____________________________________________________________________

Area Code and Telephone Number:______________________________________________

Dated:_______________________________________________________________________

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
SUBSTITUTE
Form W-9              PART I -- PLEASE PROVIDE YOUR TIN    ___________________________________
Department of the     IN THE BOX AT RIGHT AND CERTIFY BY  Social Security Number(s) or
Treasury Internal     SIGNING AND DATING BELOW            Employer Identification Number
Revenue Service
---------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR
TAXPAYER              PART 2 -- Certification -- Under penalties of perjury, I certify that:
IDENTIFICATION        (1) The number shown on this form is my correct Taxpayer
NUMBER (TIN)          Identification Number ("TIN") (or I am waiting for a number to be issued to me) and (2) I am not subject to back-up withholding because
                      I have not been notified by the Internal Revenue Service ("IRS") that
                      I am subject to back-up withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to back-up withholding.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                      PART 3 -- Awaiting TIN -- You must check the box below if you are awaiting a TIN to be assigned to you.  See also the Certificate of
                      Awaiting Taxpayer Identification Number below.

                      [   ]  Awaiting TIN

---------------------------------------------------------------------------------------------

                      Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to back-up withholding because of under reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to back-up withholding you received another notification from the IRS that you are no longer subject to back-up withholding, do not cross out item (2)


                      SIGNATURE: ______________________________________     DATE: _________________

---------------------------------------------------------------------------------------------
                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
               *(TO BE COMPLETED ONLY IF THE BOX IN PART 3 ABOVE IS CHECKED)

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
Security Administration Office, or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within
60 days, 28 percent of all reportable payments made to me thereafter will be withheld until
I provide such a number.

SIGNATURE: ______________________________       DATE: ___________________________


---------------------------------------------------------------------------------------------

              FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

      Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Purchaser that withholding of tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following as or on behalf of the tendering Unit Holder named above:

      1. The Unit Holder, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. The Unit Holder's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is:
            ______________; and

      3.    The Unit Holder's address is: _________________________________

                                          _________________________________

                                          _________________________________

      I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punishable by fine, imprisonment or both.

      Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete.


_____________________________      __________________________________
        Signature                            Signature

Title:_______________________      Title:____________________________

                                  INSTRUCTIONS
                                       TO
                            LETTER OF TRANSMITTAL AND
                       ASSIGNMENT OF PARTNERSHIP INTEREST
                                       FOR
                               SECURED INCOME L.P.

                FORMING PART OF TERMS AND CONDITIONS OF THE OFFER

      IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE COMPLETING THE LETTER OF
                  TRANSMITTAL, PLEASE CALL THE BANK OF NEW YORK
                           TOLL FREE AT 1-888-382-6955

      IF ANY UNIT CERTIFICATE HAS BEEN LOST, MUTILATED, DESTROYED OR STOLEN, THE UNIT HOLDER SHOULD PROMPTLY NOTIFY THE BANK OF NEW YORK, TELEPHONE NUMBER 1-888-382-6955. THE UNIT HOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THE LETTER OF TRANSMITTAL AND THE RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING CERTIFICATE(S) HAVE BEEN FOLLOWED.

      1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if such Letter of Transmittal is signed by the registered holder (reflected in the records of the Partnership) of the Units tendered therewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal, or (ii) if Units are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (such a firm being hereinafter referred to as an "Eligible Institution"). Any required signature guarantee must be executed by a firm that is an Eligible Institution.

      If a certificate representing Units is registered in the name of a person other than the person(s) signing this Letter of Transmittal (or a facsimile thereof), or if payment is to be made, or Units not accepted for payment or not tendered are to be returned, to a person other than the registered holder, the certificate must be endorsed or accompanied by an appropriate stock power, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate, with the signature(s) on the certificate or stock power guaranteed by an Eligible Institution. If this Letter of Transmittal or stock powers are signed or any certificate is endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Purchaser, proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

      2. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal is to be completed by holders of Units with the Unit Holder's certificate. Certificates for all physically tendered Units as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the cover of this Letter of Transmittal prior to 12:00 midnight, New York City time, on the Expiration Date.

      3. INADEQUATE SPACE. If the space provided herein is inadequate, additional information may be provided on a separate signed schedule attached hereto.

      4. MINIMUM TENDERS. A Unit Holder may tender any or all of his or her Units; provided, however, that because of restrictions in the Partnership's Amended and Restated Agreement of Limited Partnership, in order for a partial tender to be valid, after the sale of Units pursuant to the Offer, the Unit Holder must continue to hold a minimum of 250 Units, which represent a capital contribution in the Partnership of $5,000 (or, in the case of Unit Holders who hold Units in an Individual Retirement Account, Keogh or Qualified Plan, at least 100 Units, which represent a capital contribution in the Partnership of $2,000). Tenders of fractional Units will be permitted only by a Unit Holder who is tendering all Units owned by that Unit Holder.

      5. SIGNATURES ON LETTER OF TRANSMITTAL. If the Letter of Transmittal is signed by the registered Unit Holder(s), the signature(s) must correspond exactly with the name(s) as shown on the records of the Partnership, without alteration, enlargement or any change whatsoever.

      If any of the Units tendered hereby are held of record by two or more joint owners, each such owner must sign the Letter of Transmittal.

      If the Letter is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority to so act must be submitted.

      When this Letter is signed by the registered holder(s) of the certificate(s) surrendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be issued to a person other than the registered holder(s), in which case, the certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter is signed by a person other than the registered holder(s) of the certificate(s) surrendered hereby, the certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

      If certificates are registered in different names (e.g., "John Smith" on one certificate and "J. Smith" on another) or different forms of ownership (e.g., as a joint holder and as a trustee), it will be necessary to complete, sign, date and submit as many separate Letters of Transmittal as there are different registrations.

      6. WAIVER OF CONDITIONS. The Purchaser expressly reserves the right to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Units tendered. All of the specified conditions of the Offer, other than those relating to necessary governmental approvals, must be satisfied or waived prior to the Expiration Date. To the extent that any of the conditions are waived by the Purchaser with respect to a tender of Units by a Unit holder, the Purchaser will waive the condition for all other tenders made by Unit holders.

      7. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions or requests for assistance may be directed to The Bank of New York, the Information Agent, at its address and telephone number set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase and the Letter of Transmittal may be obtained from the Information Agent.

      8. SUBSTITUTE FORM W-9. Each tendering Unit Holder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Unit Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided in the Letter of Transmittal. You must cross out item (2) in the certification box on Substitute Form W-9 if you are subject to back-up withholding. Failure to provide the information on the form may subject the tendering Unit Holder to 28% federal backup withholding on the payments made to the Unit Holder with respect to Units purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering Unit Holder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, thereafter the Depositary will withhold 28% on all such payments of the purchase price until a TIN is provided to the Depositary.

      9. FIRPTA AFFIDAVIT. To avoid potential withholding of tax pursuant to
Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), in an amount equal to 10% of the purchase price for Units purchased pursuant to the Offer, plus the amount of any liabilities of the Partnership allocable to such Units, each Unit Holder who or which is a United States person must complete the FIRPTA Affidavit contained in the

Letter of Transmittal stating, under penalties of perjury, such Unit Holder's TIN and address and that such Unit Holder is not a foreign person. Tax withheld under Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS.

      IMPORTANT: THE LETTER OF TRANSMITTAL (OR A FACSIMILE COPY), TOGETHER WITH CERTIFICATES REPRESENTING THE TENDERED UNITS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                             ______________________

                            IMPORTANT TAX INFORMATION

      To prevent backup withholding on payments made to a Unit Holder or other payee with respect to Units purchased pursuant to the Offer, the Unit Holder is required to notify the Depositary of the Unit Holder's correct TIN by completing the form supplied as part of the Letter of Transmittal, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Unit Holder is awaiting a TIN) and that (1) the Unit Holder has not been notified by the Internal Revenue Service (the "IRS") that the Unit Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the Unit Holder that the Unit Holder is no longer subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the Unit Holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

      The Unit Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Units. If the Units are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      Certain Unit Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Unit Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to such Unit Holder's foreign status. A Form W-8 can be obtained from the Depositary. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

                              _____________________


                       INDIVIDUAL RETIREMENT ACCOUNT (IRA)

      PLEASE NOTE THAT A TENDERING BENEFICIAL OWNER OF UNITS WHOSE UNITS ARE OWNED OF RECORD BY AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) OR OTHER QUALIFIED PLAN WILL NOT RECEIVE DIRECT PAYMENT OF THE PURCHASE PRICE. RATHER, PAYMENT WILL BE MADE TO THE CUSTODIAN OF SUCH ACCOUNT OR PLAN. IF THE UNITS ARE HELD IN AN IRA ACCOUNT, THE CUSTODIAN OF THE ACCOUNT MUST SIGN THE LETTER OF TRANSMITTAL.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.



                                                                         Give the name
                         Give the name and                               and EMPLOYER
For this type of         SOCIAL SECURITY                                 IDENTIFICATION
account:                 number of --      For this type of account:     number of --

1.  Individual           The individual    6.  A valid trust, estate,    The legal
                                               or pension trust          entity(4)

2.  Two or more          The actual owner  7.  Corporate                 The corporation
    individuals (joint   of the account
    account)             or, if combined
                         funds, the first
                         individual on
                         the account(1)

3.  Custodian account    The minor(2)      8.  Association, club,        The organization
    of a minor                                 religious, charitable,
    (Uniform Gift to                           educational or other
    Minors Act)                                tax-exempt organization

4.   a.  The usual       The               9.  Partnership               The partnership
  revocable savings      grantor-trustee(1)
  trust (grantor is
  also trustee)

     b.  So-called       The actual        10. A broker or registered    The broker or
   trust account that    owner(1)          nominee                       nominee
   is not a legal or
   valid trust under
   state law

5. Sole proprietorship   The owner(3)      11. Account with the          The public entity
                                               Department of
                                               Agriculture in the name
                                               of a public entity (such
                                               as a state or local
                                               government, school
                                               district, or prison)
                                               that receives
                                               agricultural program
                                               payments


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)   Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number, or Form SS-4, Application for an Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. United States resident aliens who cannot obtain a social security number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on payments of interest, dividends and with respect to broker transactions include the following:

    o   A corporation.
    o   A financial institution.
    o An organization exempt from tax under section 501(a), or an individual retirement plan.
    o   The United States or any agency or instrumentality thereof.
    o A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
    o A foreign government, or any a political subdivision, agency or instrumentality thereof.
    o   An international organization or any agency or instrumentality thereof.
    o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
    o   A real estate investment trust.
    o   A common trust fund operated by a bank under section 584(a).
    o   An exempt charitable remainder trust, or a non-exempt trust described in section 4947.
    o An entity registered at all times under the Investment Company Act of 1940.
    o   A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    o   Payments to nonresident aliens subject to withholding under section
        1441.
    o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.
    o   Payments of patronage dividends not paid in money.
    o   Payments made by certain foreign organizations.
    o Payments made to a middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.


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Payments of interest not generally subject to backup withholding include the following:

    o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
    o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
    o   Payments described in section 6049(b)(5) to nonresident aliens.
    o   Payments on tax-free covenant bonds under section 1451.
    o   Payments made by certain foreign organizations.
    o Payments made to a middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.



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